UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 15, 2022

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

001-37394

(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of	(IRS Employer Identification Number)
Incorporation or Organization)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 15, 2022 (the “Closing Date”), Black Knight, Inc., a Delaware corporation (“Black Knight”), through Optimal Blue I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Black Knight (“Optimal Blue I”), completed its acquisition of all of the issued and outstanding equity interests of Optimal Blue Holdco, LLC, a Delaware limited liability company and a subsidiary of Black Knight (“Optimal Blue Holdco”), owned by (i) Cannae Holdings, LLC, a Delaware limited liability company and subsidiary of Cannae Holdings, Inc. (“Cannae”) and (ii) certain investment entities affiliated with Thomas H. Lee Partners, L.P. (collectively, “THL”) (such transaction, the “Transaction”), pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of February 15, 2022, by and among Black Knight, Optimal Blue I, Cannae, THL, Optimal Blue Holdco and Black Knight Technologies, LLC a Delaware limited liability company and a wholly-owned subsidiary of Black Knight (“Black Knight Technologies”), in exchange for aggregate consideration of (y) $433,500,000 in cash, funded with borrowings under Black Knight’s revolving credit facility and (z) 36,376,360 shares of common stock, par value $0.0001 per share, of Dun & Bradstreet Holdings, Inc., a Delaware corporation (“DNB”), owned by Black Knight. The aggregate consideration and number of shares of DNB common stock paid to Cannae and THL in connection with the Transaction was based on the 20-day VWAP trading price of DNB for the period ending on February 14, 2022. Following the consummation of the Transaction, Black Knight will indirectly own 100% of the issued and outstanding Class A Units of Optimal Blue Holdco.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On February 15, 2022, Black Knight issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
2.1	Purchase Agreement, dated as of February 15, 2022, by and among Black Knight, Optimal Blue I, Cannae, THL, Optimal Blue Holdco and Black Knight Technologies

99.1	Press Release issued February 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date:	February 15, 2022	By:	/s/ Kirk T. Larsen
			Name:	Kirk T. Larsen
			Title:	Executive Vice President and Chief Financial Officer